Prospectus Supplement dated December 31, 2009
The purpose of this mailing is to provide you with changes to the current Prospectus for Class A, B, C, R and Y Class shares of the Fund listed below:
AIM Trimark Fund
The following information replaces in its entirety the information appearing under the heading “FUND MANAGEMENT — Portfolio Managers” of the prospectus:
“Investment decisions for the fund are made by the investment management team at Invesco Trimark. The following individuals are jointly and primarily responsible for the day-to-day management of the fund’s portfolio:
•	Dana Love (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with Invesco Trimark and/or its affiliates since 1999. As lead manager, Mr. Love generally has final authority over all aspects of the fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Love may perform these functions, and the nature of these functions, may change from time to time.

•	Heather Peirce, Portfolio Manager, who has been responsible for the fund since 2009 and has been associated with Invesco Trimark and/or its affiliates since 2002.
     More information on the portfolio managers may be found on the advisor’s website http://www.invescoaim.com. The website is not part of this prospectus.
     The fund’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the fund, a description of their compensation structure and information regarding other accounts they manage.”
T-TRI-PRO-1 123109

Prospectus Supplement dated December 31, 2009
The purpose of this mailing is to provide you with changes to the current Prospectus for Institutional Class shares of the Funds listed below:
AIM Developing Markets Fund
AIM Trimark Endeavor Fund
AIM Trimark Fund
AIM Trimark Small Companies Fund
The following information replaces in its entirety the information appearing under the heading “FUND MANAGEMENT — Portfolio Managers — Trimark” of the prospectus:
•	“Dana Love (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with Invesco Trimark and/or its affiliates since 1999.

•	Heather Peirce, Portfolio Manager, who has been responsible for the fund since 2009 and has been associated with Invesco Trimark and/or its affiliates since 2002.”
AIF SUP-1 123109

Statement of Additional Information Supplement dated December 31, 2009
The purpose of this supplement is to provide you with changes to the current Statement of Additional Information for Class A, B, C, R, Y, Investor and Institutional Class shares, as applicable, of the Funds listed below:

AIM China Fund	AIM LIBOR Alpha Fund
AIM Developing Markets Fund	AIM Trimark Endeavor Fund
AIM Global Health Care Fund	AIM Trimark Fund
AIM International Total Return Fund	AIM Trimark Small Companies Fund
AIM Japan Fund
Effective December 31, 2009, Jeff Hyrich is no longer a portfolio manager for AIM Trimark Fund and all references to Mr. Hyrich in Appendix H are deleted.
AIF SUP-2 123109